General Information	12 Months Ended
Dec. 31, 2024
General Information [Abstract]
GENERAL INFORMATION

NOTE 1 - GENERAL INFORMATION

A.	General

(1)	Check Cap Ltd. (the “Company”) was incorporated under the laws of the State of Israel. The registered address of its offices is 29 Abba Hushi Avenue, Isfiya 3009000, Israel.

(2)	The Company has two wholly-owned subsidiaries: Check-Cap US, Inc., that was incorporated under the laws of the State of Delaware on May 15, 2015; and Check-Cap Canada, Inc., that was incorporated under the laws of the province of Ontario in Canada on April 9, 2024.

(3)	The Company was engaged in a clinical-stage medical diagnostics that aimed to redefine colorectal cancer (CRC) screening through the introduction of C-Scan®, a screening test designed to detect polyps before they may transform into colorectal cancer to enable early intervention and cancer prevention. The Company’s disruptive capsule-based screening technology aims to significantly increase screening adherence worldwide and help people to stay healthy through preventive CRC screening. C-Scan uses an ultra-low dose X-ray capsule, an integrated positioning, control and recording system, as well as proprietary software to generate a 3D map of the inner lining of the colon. C-Scan is non-invasive and requires no preparation or sedation, allowing the patients to continue their daily routine with no interruption as the capsule is propelled through the gastrointestinal tract by natural motility.

(4)

On March 21, 2023, the Company announced that following the Company’s internal assessment of the clinical data collected until such date from its calibration studies, the Company has determined that the most recent efficacy results from the Company’s calibration studies did not meet the goal in order to proceed to the powered portion of the U.S. pivotal study.

The Company further announced that it had adopted a plan of actions that included conducting additional clinical data analysis and approaching the U.S. Food and Drug Administration (“FDA”) to make amendments to the U.S. pivotal study and that the Company is also implementing a cost reduction plan in order to extend its cash runway, and that the initiation of the powered portion of the U.S. pivotal study that was expected in mid-2023 is therefore temporarily postponed.

On June 6, 2023, the Company announced that after further review of additional data and interaction with the FDA on a revised pivotal study protocol together with the anticipated time and investment necessary to further develop the technology, the Company’s Board of Directors has determined that it is appropriate to pursue strategic options.

In addition, the Company’s Board of Directors approved a significant reduction in its workforce, to reduce the Company’s cash burn, after which the Company expects to have two remaining employees. In light of these developments, the Company discontinued the calibration studies and does not plan on commencing the powered portion of its U.S. pivotal study and plans to concentrate its resources on its essential research activities and strategic alternatives.

On August 16, 2023 the Company announced the it entered into a business combination agreement (the “Keystone BCA”) with Keystone Dental Holdings, Inc., a Delaware corporation (“Keystone”), Capstone Dental PubCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Keystone (“PubCo”), Capstone Merger Sub Ltd., an Israeli company and a direct, wholly owned subsidiary of PubCo (“Israeli Merger Sub”), and Capstone Merger Sub Corp., a Delaware corporation and a direct, wholly owned subsidiary of PubCo (“U.S. Merger Sub”).

The Keystone BCA included provisions granting both Check-Cap and Keystone the right to terminate the Keystone BCA for certain reasons, including, among others, (i) the Business Combination not having been consummated by January 31, 2024 (subject to certain exceptions and to potential automatic extension, the “Termination Date”), (ii) any governmental authority having issued an order, decree or ruling, or taken any other action (including the enactment of any statute, rule, regulation, decree or executive order) enjoining or prohibiting the Business Combination, or (iii) under certain conditions, there having been a material breach of any of the representations, warranties, covenants or agreements set forth in the Keystone BCA by a party to the Keystone BCA. The Keystone BCA further provides that if the Keystone BCA is terminated under certain circumstances, Check-Cap may be required to pay to Keystone a nonrefundable fee in the amount of $1,500 and reimburse Keystone for up to $1,500 of its expenses, and Keystone may be required to pay to Check-Cap a nonrefundable fee in the amount of $4,000, and reimburse Check-Cap for up to $1,000  of its expenses.

The closing of the Keystone BCA was subject to satisfaction or waiver of certain conditions as stated in the Keystone BCA including the required approvals by the parties’ shareholders. On December 18, 2023, at the Annual General Meeting of Shareholders (the “Meeting”), the Keystone BCA and the business combination transactions contemplated pursuant to the BCA, did not receive the requisite majority required for approval by the Company’s shareholders, under Section 320 of the Israeli Companies Law 5759-1999.

(5)

On December 24, 2023, the Company received a notice (the “Notice”) on behalf of Keystone Dental Holdings, Inc., terminating the BCA. In the Notice, the Company was notified that the BCA has been terminated pursuant to Section 10.1(e) of the BCA in light of the results of the Meeting, held on December 18, 2023. In addition, at the Meeting, the then existing Company’s Board of Directors did not receive the requisite majority required for approval by the Company’s shareholders to reappointed as board members and new five board members received such required majority and as a result the Board of Directors replaced by new board members. As a result of the Keystone BCA transaction process the Company incurred transaction related expenses, recorded in General and Administrative expenses line item in the consolidated statement of operations.

(6)	Since its inception, the Company has devoted substantially all of its efforts to research and development, clinical trials, recruiting management and technical staff, acquiring assets and raising capital. The Company has not yet generated revenues. The Company has incurred losses of $25,149 and $17,568 for the years ended December 31, 2024 and 2023, respectively. As of December 31, 2024 the Company’s accumulated deficit was approximately $170,010. The extent of the Company’s future operating losses and the timing of becoming profitable are uncertain.

The Company anticipates ongoing losses from its operations. On June 6, 2023, the Company announced that after further review of additional data and interaction with the FDA on a revised pivotal study protocol together with the anticipated time and investment necessary to further develop the technology, we were reducing our workforce by approximately 90% to reduce cash burn, concentrating our resources on essential research activities, discontinuing the calibration studies, and evaluating and pursuing strategic options.

As a result of our evaluation and pursuit of strategic options, on August 16, 2023, we entered into the “Keystone BCA”, as described in Note 1 A(5)

(7)	On March 25, 2024, the Company entered into a business combination agreement ( the “Nobul BCA”) with Apollo Technology Capital Corporation (formerly known as Nobul AI Corp.) (“Nobul”), a private Ontario corporation, pursuant to which a wholly owned subsidiary of Nobul, to be formed under the laws of Israel, will merge with and into us, with Check-Cap surviving as a direct, private, and wholly owned subsidiary of Nobul..

(8)

During the year ended December 31, 2024, the Company entered into a series of financing arrangements with Nobul in connection with the Nobul BCA”. On September 8, 2024, the Board of Directors approved and ratified a loan agreement with Nobul in the principal amount of $6,000 (the “First Nobul Loan”), bearing interest at 5% per annum and subject to certain repayment provisions under the Nobul BCA.

On September 8, 2024, the Board approved and ratified an amendment to the Nobul BCA obligating the Company to deposit $11,000 into a segregated bank account in Nobul’s name at the Royal Bank of Canada (the “Segregated Account”) for the purpose of funding certain business activities of Nobul, as permitted by, and subject to, the terms and conditions of the Nobul BCA. Disbursements from the Segregated Account required the mutual written agreement of designated representatives of the Company and Nobul.

On December 23, 2024, the Board approved a second loan agreement with Nobul in the principal amount of $6,000 (the “Second Nobul Loan”), on the same terms and conditions as the First Nobul Loan. The Second Nobul Loan was funded from the Segregated Account, reducing its balance. As of December 31, 2024: $2,100 of the Segregated Account had been used by Nobul for acquisition targets and growth initiatives; $700 had been used for certain expenses incurred by the Company; and $2,200 remained in the Segregated Account.

In July 2025, in connection with the audit of these consolidated financial statements, the Company reclassified the $2,100 used for acquisition targets and growth initiatives as a loan to Nobul, executing a loan agreement on the same terms and conditions as the First Nobul Loan (the “Third Nobul Loan”). In the same month, the Company reclassified the $2,200 remaining in the Segregated Account as of December 31, 2024 as a loan to Nobul and entered into a loan agreement on the same terms as the First Nobul Loan (the “Fourth Nobul Loan”) (See Note 18 – Subsequent Events).

As of December 31, 2024, the Company had provided total loan funding of approximately $16.3 million from Nobul, and has accrued interest receivable of approximately $138. In accordance with ASC 326, Financial Instruments – Credit Losses, management evaluated the collectability of the Nobul loan receivable. Due to the significant uncertainty surrounding the recoverability of these amounts, management has determined that the appropriate and conservative course of action is to fully impair the Nobul loan receivable and related accrued interest as of December 31, 2024 (See Note 14 – Impairment of Loans Receivable).

(9)	On June 2, 2017, the Company consummated a registered direct offering of ordinary shares.

On November 22, 2017, the Company consummated a registered direct offering of ordinary shares and a simultaneous private placement of warrants. See Note 10B(2)(f).

On May 8, 2018, the Company consummated an underwritten public offering of ordinary shares, pre-funded warrants and Series C warrants. See Note 10B(2)(g).

On February 6, 2019, the Company consummated a registered direct offering of ordinary shares and warrants. See Note 10B(2)(h).

On July 27, 2020, the Company consummated a warrant exercise transaction to purchase ordinary shares and a simultaneous private placement of warrants. See Note 10B(2)(i).

On July 2, 2021, the Company consummated a registered direct offering of ordinary shares and warrants. See Note 10B(2)(p).

On March 3, 2022, the Company consummated a registered direct offering of ordinary shares and warrants. See Note 10B(2)(k).

The Company’s ordinary shares are listed on the NASDAQ Capital Market under the symbols “CHEK”.

The Company’s Series A Warrants, formerly listed on the NASDAQ Capital Market under the symbol “CHEKW”, expired on February 24, 2020.

The Company’s Series C Warrants, formerly listed on the NASDAQ Capital Market under the symbol “CHEKZ”, expired on May 8, 2023.

The consolidated financial statements of the Company as of and for the years ended December 31, 2024 and December 31, 2023 includes the financial statements of the Company and its wholly-owned U.S and Canadian subsidiaries.
(11)	On December 23, 2021, the Company announced that it received a letter from the Staff, indicating that the Company is not in compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share. The Company was provided by Nasdaq with a compliance period of 180 calendar days (i.e., until June 21, 2022) to regain compliance pursuant to Nasdaq Listing Rules. On June 22, 2022, the Company received a letter from the Staff notifying it that Nasdaq granted the Company a 180-day extension, or until December 19, 2022, or the Extension Period, to regain compliance with the Minimum Bid Price Requirement. In order to regain compliance, on August 11, 2022, the Company’s shareholders approved a reverse share split (“Reverse Share Split”) of its ordinary shares within a range of 1 for 10 to 1 for 20, the exact ratio to be determined by further action of the Company’s Board of Directors, to be effective on a date to be determined by the Company’s Board of Directors and announced by the Company, and to amend the Company’s Articles of Association accordingly. The Board of Directors subsequently approved a reverse share split of the Company’s ordinary shares at the ratio of 1-for-20, such that each twenty (20) ordinary shares, par value NIS 2.40 per share, consolidated into one (1) ordinary share, par value NIS 48.00, effective as of November 23, 2022. The first date when the Company’s ordinary shares began trading on the Nasdaq Capital Market after implementation of the Reverse Share Split was November 25, 2022. Following the implementation of the Reverse Share Split, the Company’s authorized share capital comprised of 18,000,000 ordinary shares. No fractional ordinary shares were issued as a result of the Reverse Share Split. All fractional ordinary shares were rounded up to the nearest whole ordinary share. In addition, a proportionate adjustment made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase ordinary shares. Furthermore, following completion of the Reverse Share Split, the number of ordinary shares issuable pursuant to the Company’s 2006 Unit Option Plan and 2015 Equity Incentive Plan and 2015 US Sub-Plan to the 2015 Equity Incentive Plan, as well as the number of shares and exercise prices subject to the outstanding options under the plans and the number of shares subject to outstanding restricted stock units (“RSUs”) under the plans were appropriately adjusted. The Company subsequently received a letter informing it that, for the 10 consecutive business days from November 25, 2022 to December 8, 2022, the closing bid price of the Company’s ordinary shares had been at $1.00 per share or greater and that accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) and Nasdaq considers the prior bid price deficiency matter now closed.

(12)

Following the October 7, 2023 attacks by Hamas terrorists in Israel’s southern border, Israel declared war against Hamas and since then, Israel has been involved in military conflicts with Hamas, Hezbollah, a terrorist organization based in Lebanon, and Iran, both directly and through proxies like the Houthi movement in Yemen and armed groups in Iraq and Syria and other terrorist organizations. Although certain ceasefire agreements have been reached with Hamas and Lebanon (with respect to Hezbollah), and some Iranian proxies have declared a halt to their attacks, there is no assurance that these agreements will be upheld. Military activity and hostilities continue to exist at varying levels of intensity, and the situation remains volatile, with the potential for escalation into a broader regional conflict involving additional terrorist organizations and possibly other countries.